JUSTIN INDUSTRIES, INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN
                          (As Restated January 1, 1989)
                           Effective:  January 1, 1989


                             Justin Industries, Inc.
                          Employee Stock Ownership Plan
                          (As Restated January 1, 1989)

                                TABLE OF CONTENTS

                                                                      Page No.

PREAMBLE

ARTICLE I      Purpose And Definitions                                    I-1
               1.1 - Purpose                                              I-1
               1.2 - Definitions                                          I-1
               1.3 - Construction                                         I-5

ARTICLE II     Service Credit                                            II-1
               2.1 - Hour Of Service                                     II-1
               2.2 - Participation Service                               II-2
               2.3 - Break In Service                                    II-3
               2.4 - Loss Of Service                                     II-3

ARTICLE III    Participation Requirements                               III-1
               3.1 - Participation Originating Under
                  The Previous Plan                                     III-1
               3.2 - Participation Originating Under This Plan          III-1
               3.3 - Cessation Of Participation And Reentry             III-1
               3.4 - Participation Of Employees Of New Employers        III-2

ARTICLE IV     Contributions and ESOP Loans                              IV-1
               4.1 - ESOP Employer Contributions
                  and ESOP Loans                                         IV-1
               4.2 - Member (Pre-Tax) Salary Deferral
                  Contributions                                          IV-4
               4.3 - Discontinuance of Member
                  (After-Tax) Contributions                              IV-4
               4.4 - Seven Thousand Dollar ($7,000) Test                 IV-5
               4.5 - Deferral And Contribution Percentage Tests          IV-5

ARTICLE V      Maintenance Of Individual Accounts                         V-1
               5.1 - Establishment Of Individual Accounts                 V-1
               5.2 - Allocation Of Contributions                          V-1
               5.3 - Allocation Of Gains and Losses                       V-2
               5.4 - Notification To Members                              V-3

ARTICLE VI     Retirement or Earlier Termination of Employment           VI-1
               6.1 - Benefit                                             VI-1

ARTICLE VII    Death                                                    VII-1
               7.1 - Designation Of Beneficiary                         VII-1
               7.2 - Benefit                                            VII-1
               7.3 - No Beneficiary                                     VII-2

ARTICLE VIII   Code Section 415 Limits                                 VIII-1
               8.1 - Limit On Annual Additions Under
                  Code Section 415                                     VIII-1

ARTICLE IX     Voting Employer Stock and Dividends
               on Employer Stock                                         IX-1
               9.1 - Voting Employer Stock                               IX-1
               9.2 - Actions Relating to a Tender Offer                  IX-1
               9.3 - No Pass-Through Of Cash Dividends
                  On Employer Stock                                      IX-2

ARTICLE X      In-Service Withdrawals                                     X-1
               10.1 - Withdrawals                                         X-1

ARTICLE XI     Time And Methods Of Payment                               XI-1
               11.1 - Time of Payment                                    XI-1
               11.2 - Method Of Payment                                  XI-1
               11.3 - Balance of $3,500 or Less                          XI-2
               11.4 - Minority Or Incompetency                           XI-2
               11.5 - Put Options                                        XI-3
               11.6 - Continued Application                              XI-3

ARTICLE XII    Top-Heavy Restrictions                                   XII-1
               12.1 - Top-Heavy Restrictions                            XII-1

ARTICLE XIII   Administration                                          XIII-1
               13.1 - Appointment Of Committee                         XIII-1
               13.2 - Committee Powers And Duties                      XIII-1
               13.3 - Claims Procedure                                 XIII-3
               13.4 - Committee Procedures                             XIII-4
               13.5 - Authorization Of Benefit Payments                XIII-4
               13.6 - Payment Of Expenses                              XIII-4
               13.7 - Unclaimed Benefits                               XIII-5
               13.8 - Indemnity                                        XIII-5

ARTICLE XIV    Trust Fund                                               XIV-1
               14.1 - Establishment Of Trust Fund                       XIV-1
               14.2 - Payment Of Contributions To Trust Fund            XIV-1
               14.3 - Bonding Of Trustee                                XIV-1

ARTICLE XV     Adoption And Withdrawal By Other Organizations            XV-1
               15.1 - Procedure For Adoption                             XV-1
               15.2 - Withdrawal                                         XV-2

ARTICLE XVI    Amendments                                               XVI-1
               16.1 - Right To Amend                                    XVI-1
               16.2 - Amendment to Vesting Provision                    XVI-1

ARTICLE XVII   Withdrawal And Termination                              XVII-1
               17.1 - Employer Withdrawal                              XVII-1
               17.2 - Transfers Of Plan Assets And Plan Mergers        XVII-1
               17.3 - Plan Termination                                 XVII-2
               17.4 - Distribution On Termination                      XVII-2

ARTICLE XVIII  General Provisions                                     XVIII-1
               18.1 - Nonguarantee Of Employment                      XVIII-1
               18.2 - Manner Of Payment                               XVIII-1
               18.3 - Nonalienation Of Benefits                       XVIII-1
               18.4 - Amounts Returnable To An Employer               XVIII-2
               18.5 - Governing Law                                   XVIII-3


                             Justin Industries, Inc.
                          Employee Stock Ownership Plan
                          (As Restated January 1, 1989)


                                    PREAMBLE



      WHEREAS, effective January 1, 1978, Justin Industries, Inc. organized and existing under the laws of State of Texas, established the Employee Stock Ownership Plan for its eligible Employees (hereinafter referred to as the "Previous Plan") which was restated January 1, 1985 and amended thereafter; and

      WHEREAS, the Previous Plan was restated January 1, 1989, to comply with the Internal Revenue Code of 1986 and related rulings and regulations; and

      WHEREAS, in order to meet Internal Revenue Service requirements for qualification under said Internal Revenue Code of 1986 and related rulings and regulations, further changes are required in said Previous Plan;

      NOW, THEREFORE, the Previous Plan is hereby again restated, and amended in its entirety, superseded and replaced by this separate restated Plan, as of January 1, 1989.

      There will be no termination and no gap or lapse in time or effect between such Plans, and the existence of a qualified Plan shall be continuous and uninterrupted.

      This restated Plan is conditioned upon its qualification under Sections 401(a), 401(k), 401(m) and 4975(e)(7) of the Internal Revenue Code of 1986, as amended from time to time, with employer contributions being deductible under
Section 404 of said Code or any other applicable sections thereof, as amended from time to time.

      The terms and conditions of this restated Plan are as follows:

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                                    ARTICLE I

                             Purpose And Definitions


     1.1 Purpose: The purpose of this Plan is to give Employees capital ownership in the Corporation (in the form of Employer Stock) and to encourage Employees to save and invest, systematically, a portion of their current Compensation in order that they may have a source of additional income upon their retirement, or for their family in the event of death. The benefits provided by this Plan will be paid from the Trust Fund and will be in addition to the benefits Employees are entitled to receive under any other programs of the Employer.

     This Plan and the separate related Trust forming a part hereof are established and shall be maintained for the exclusive benefit of the eligible Employees of the Employer and their Beneficiaries. No part of the Trust Fund can ever revert to the Employer or be used for or diverted to any other purpose other than for the exclusive benefit of the Employees of the Employer and their Beneficiaries, except as provided in Section 18.4 hereof.

     1.2 Definitions: Where the following words and phrases appear in this Plan, they shall have the respective meanings set forth below, unless the context clearly indicates otherwise:

          (a) Affiliated Employer: Any business entity (including an Employer hereunder) that, together with an Employer hereunder, constitutes a controlled group of corporations, a group of trades or businesses under common control, or an affiliated service group, all as defined in Code Section 414 (subject, however, to the provisions of Code Section 415(h) when applying the benefit limitations of Code
     Section 415).

          (b) Allocation Date: The date as of which contributions are allocated hereunder, which shall be

                    (1)  the last day of December as to ESOP
                         Employer Contributions, and

                    (2)  as soon as practicable after the end of
                         each payroll period as to Salary Deferral
                         Contributions.

                                    Page I-1

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          The Committee may use more frequent Allocation Dates if it so desires.

          (c) Beneficiary: A person designated by a Member to receive benefits hereunder upon the death of such Member.

          (d) Code: The Internal Revenue Code of 1986, as amended from time to time.

          (e) Committee: The persons appointed to administer the Plan in accordance with Article XIII hereof.

          (f) Compensation: Base Pay plus piece-rate earnings, overtime, bonuses, and 75% of commissions paid to an Employee during a Plan Year by the Employer (or predecessor company) for personal services. The amount of Compensation which will be considered in determining contributions on behalf of a Member will be limited to $200,000 (as adjusted) in plan years beginning after December 31, 1988 and to $150,000 (as adjusted) in plan years beginning on or after January 1, 1994, in accordance with the limit on annual compensation under Code
     Section 401(a)(17).

          If during a year any Employee ("family member") is the spouse or lineal descendant, below age 19, of another Employee ("HCE") who either is a five percent (5%) owner (as defined in Code Section 416(i) or is a highly compensated employee (as defined in Code Section 414(q) in the group consisting of the ten (10) such highly compensated employees with the greatest compensation during such year, then, for purposes of the above dollar limitation, such "family member's" compensation for such year will be aggregated with such "HCE's" compensation for such year. The dollar limit applicable to each such Employee's compensation for such year will be the dollar limit applicable for such year multiplied by a fraction, the numerator of which is such Employee's unlimited compensation for such year and the denominator of which is the sum of the unlimited compensation for such year for all Employees with whom such Employee is a family member, as defined above.

          For purposes of determining an Employee's compensation, any election by such Employee to reduce his regular cash remuneration under Code Section 125 or 401(k) shall be treated as if the Employee did not make such election.

          (g) Contributions: Amounts contributed hereunder on and after January 1, 1989 for allocation to Members as follows:

                    (1) ESOP Employer Contributions: The contributions made by the Employer, under Section 4.1 hereof, which are determined at the discretion of the Employer.

                                    Page I-2

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                    (2)  Salary Deferral Contributions:  The pre-tax
                         contributions made under Section 4.2 hereof through salary deferral pursuant to Code Section 401(k).

                    (3)  Employee Contributions:  The after-tax
                         contributions made by Members prior to
                         January 1, 1988, under the Previous Plan.

          (h) Corporation: Justin Industries, Inc., a corporation organized and existing under the laws of the State of Texas or its successor or successors.

          (i) Covered Employment: The employment category for which the Plan is maintained, which includes any employment with the Employer, excluding:

                    (1)  Persons who are employed as sales
                         representatives of Justin Boot Company,
                         division of Footwear Management Company,
                         Inc. who are compensated solely
                         on the basis of sales commissions and
                         who were first employed on or after November 1, 1992.

                    (2)  Prior to July 1, 1994, persons who are
                         employed by Tony Lama Company, a division of Footwear Management Company, Inc.

                    (3)  Employment as a "leased employee" (as
                         such term is defined within the definition of Employee below).

                    (4)  Employment covered by a collective
                         bargaining agreement unless such agreement provides for participation in this Plan.

          (j) Disability: A physical or mental condition which, in the judgment of the Committee, totally and presumably permanently prevents an Employee from engaging in any gainful employment, provided that a finding of Disability shall not be made unless the Employee has been determined eligible to receive a disability benefit under the Federal Social Security Act as amended.

          (k) Effective Date: January 1, 1989, except as otherwise provided herein. Any provision hereunder effective prior to January 1, 1989 will be applicable under the Previous Plan.

          (l) Employee: Any person who, on or after the Effective Date, is receiving remuneration for personal services rendered as a common law employee of the Employer or Affiliated Employer, or would be receiving such remuneration except for an authorized absence. A "leased employee" will also be deemed an Employee. A "leased

                                    Page I-3

================================================================================

     employee" is any leased employee within the meaning of Code Section 414(n)(2), except that if such leased employees constitute less than twenty percent (20%) of the Employer's nonhighly compensated workforce within the meaning of Code Section 414(n)(5)(C)(ii), then the term "Employee" will not include those leased employees covered by a plan described in Code Section 414(n)(5) unless otherwise provided by the terms of such plan (or this Plan).

          (m) Employer: The Corporation and any other organization which adopts the Plan in accordance with Article XV hereof.

          (n) Employer Stock: Common stock of the Corporation which is readily tradable on an established securities market, with $2.50 par value.

          (o) ERISA: The Employee Retirement Income Security Act of 1974, as amended from time to time.

          (p) Individual Account: Each of the accounts maintained by the Committee showing the individual interests in the Trust Fund of each Member, former Member, and Beneficiary, as described in Section 5.1 hereof. If so provided for in a qualified domestic relations order (as defined in Code Section 414(p)), an account will be maintained for an alternate payee representing such alternate payee's interest hereunder.

          (q) Leave of Absence: Any absence from service authorized by an Employer under such Employer's standard personnel practices for reasons other than termination of employment, death, discharge or Retirement, provided that all persons under similar circumstances must be treated alike in the granting of such Leaves of Absence, and provided further that the Employee returns, or is physically unable to return as determined by the Employer, or retires within the period specified in the authorized Leave of Absence.

          (r) Limitation Year: The year used in applying Code Section 415, which year is the calendar year. Notwithstanding the Effective Date hereof, such limitations, as set forth in Section 8.1 hereof, apply beginning with the first Limitation Year beginning after 1986.

          (s) Member: An Employee who has met the eligibility requirements for participation set forth in Article III hereof.

          (t) Plan: Justin Industries, Inc. Employee Stock Ownership Plan (As Restated January 1, 1989), the Plan set forth herein as amended from time to time.

          (u)  Plan Administrator:  The Committee.

                                    Page I-4

================================================================================

          (v) Plan Year: Each annual period beginning on January 1st and ending on December 31st.

          (w) Previous Plan: Justin Industries, Inc. Employee Stock Ownership Plan (As Restated Effective January 1, 1985) and any predecessor thereto, in force and effect for the period prior to the Effective Date, the Plan hereby being amended and restated. Any reference herein to the Previous Plan as of a certain date or for a certain period shall be deemed a reference to the Previous Plan as then in effect.

          (x) Retirement (or Retired): Termination of employment with all Affiliated Employers after a Member has reached his normal retirement age or early retirement age under a qualified defined benefit pension plan of the Employer. Such retirement shall be considered as commencing on the day immediately following a Member's last day of employment (or authorized Leave of Absence, if later).

          (y) Service: A period or periods of employment of an Employee as described in Article II hereof.

          (z) Trust Agreement: Justin Industries, Inc. Employee Stock Ownership Trust.

          (aa) Trust Or Trust Fund: The fund maintained in accordance with the terms of the Trust Agreement.

          (bb) Trustee: The corporation or individuals appointed by the Employer to administer the Trust in accordance with the Trust Agreement.

          (cc) Valuation Date: The date as of which the Trust Fund is valued and gains or losses allocated, which shall be as of the last day of each calendar quarter, or such other date as the Committee may specify; however, such date shall be at least once each year.

     1.3 Construction: The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender, unless the context indicates to the contrary.

                                    Page I-5

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                                   ARTICLE II

                                 Service Credit


     2.1  Hour Of Service:

     a. Hours Of Service Credit Used For All Purposes: An Hour of Service is any hour for which an Employee is directly or indirectly paid or entitled to payment for the performance of duties (irrespective of whether the employment relationship has terminated) or for certain reasons other than the performance of duties, including any hour for which back pay (irrespective of mitigation of damages) is due, by the Employer or Affiliated Employer.

     Such payment for reasons other than the performance of duties must be due to vacation, holiday, illness, incapacity (including disability), lay off, jury duty, military duty or Leave of Absence; provided, however, that no Hour of Service need be credited for payments received solely for the purpose of complying with applicable workers' compensation or unemployment or disability insurance laws or for payments received solely for reimbursing the Employee for medical or medically related expenses. It is further provided that no more than five hundred one (501) Hours of Service credit need be given for each single continuous period for which an Employee is paid for reasons other than the performance of duties. The determination of such Hours of Service for the nonperformance of duties shall be in accordance with Section 2530.200b-2(b) of the Minimum Standards Regulations prescribed by the Secretary of Labor.

     Hours of Service credit at the rate of forty (40) hours per week shall also be granted for any nonpaid period of absence authorized by the Employer in accordance with its uniform Leave of Absence policy for granting such credit or for military duty to the extent required under federal law.

                                    Page II-1

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     Each Hour of Service earned by an Employee shall be credited to him as of the time when he actually earned such Hour except as otherwise permissible or required under Section 2530.200b-2(c) of the Minimum Standards Regulations prescribed by the Secretary of Labor. In no event will an Employee receive credit for the same Hours of Service more than once.

     b.  Hours Of Service Credit Used Only For Purposes Of Determining Breaks In
Service: Solely for purposes of determining whether an Employee has incurred a one (1) year Break in Service, Hours of Service credit shall be given (if not already given under a. above in this Section) for any absence, beginning after December 31, 1984, by reason of pregnancy of the Employee, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child by said Employee, and absence for purposes of caring for such child for a period beginning immediately following such birth or placement.

     No more than five hundred one (501) Hours of Service credit need be given for such periods of absence, and the credit given shall be the Hours of Service which otherwise would normally have been credited to such Employee but for such absence. In any case in which hourly records are not maintained, Hours of Service credit shall be given at the rate of eight (8) hours for each day of such absence.

     Said Hours of Service shall be credited in the Plan Year during which said absence began only if the Employee would be prevented from incurring a Break in Service in said year by treating said periods of absence as Hours of Service; however, if said Employee would not incur a Break in Service during said year, such Hours of Service shall be credited in the immediately following year.

     2.2 Participation Service: Participation Service is the period of employment used in determining eligibility for participation in this Plan. Subject to the loss of service rules below in this Article, a year of

                                    Page II-2

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Participation Service is the completion of one thousand (1,000) Hours of Service in the twelve (12) month period beginning with the date of the Employee's first Hour of Service or in any Plan Year following such date.

     2.3 Break In Service: For purposes of determining Participation Service, an Employee shall have a year of Break in Service for the twelve (12) month period beginning with the date of his first Hour of Service and for any Plan Year following such date if during such twelve (12) month period or such Plan Year he completes five hundred (500) or fewer Hours of Service. Authorized Leaves of Absence, however, shall not constitute a Break in Service provided the Employee returns within the authorized absence.

     2.4 Loss Of Service: If an Employee who has not become a Member hereunder has a termination of employment that results in at least five (5) consecutive years of Breaks in Service that are equal to or greater than the total years of Participation Service, then he shall lose all such prior Participation Service previously accrued hereunder.

                                    Page II-3

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                                   ARTICLE III

                           Participation Requirements


     3.1 Participation Originating Under The Previous Plan: Employees in Covered Employment who were participants in the Previous Plan immediately prior to the Effective Date, or would have become participants on the Effective Date, shall automatically become Members in this restated Plan as of the Effective Date.

     3.2 Participation Originating Under This Plan: Each Employee who does not become a Member in this Plan in accordance with Section 3.1 hereof shall become a Member in this Plan on the first January 1st or July 1st (i.e., "entry date") on which he:

          a.  is in Covered Employment;

          b.  has attained his twenty-first (21st) birthday;

          c.  has completed a year of Participation Service; and

          d. has agreed to participation hereunder in writing on a form prescribed by the Committee.

     3.3 Cessation Of Participation And Reentry: If an Employee has a year or more of Breaks in Service, or if he leaves Covered Employment, before he has become a Member hereunder, he will, following such Break in Service or interruption of Covered Employment, become a Member on the first entry date specified in Section 3.2 hereof after he meets the requirements for participation specified in Section 3.2 hereof. For purposes of determining whether an Employee's prior Participation Service is to be counted toward such requirements, the provisions of Section 2.4 hereof shall be applicable.

     If, however, an Employee leaves Covered Employment after having met the participation requirements of Section 3.2 hereof but before his entry date, he

                                   Page III-1

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will, if he reenters Covered Employment after such entry date but before having a one (1) year Break in Service, become a Member immediately upon such reentry into Covered Employment.

     If an Employee has a year or more of Breaks in Service, or if he leaves Covered Employment, after he has a vested benefit hereunder, he will cease his participation in this Plan, but will, immediately following such Break in Service or interruption of Covered Employment, again become a Member hereunder, provided he is in Covered Employment.

     3.4 Participation Of Employees Of New Employers: If, after the Effective Date hereof, any organization adopts the Plan and Trust as a new Employer as herein provided, it shall specify in its adoption resolution or decision an initial date for the application and enrollment of its eligible Employees under the Plan and shall thereafter be governed by the provisions of this Article III.

                                   Page III-2

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                                   ARTICLE IV

                          Contributions and ESOP Loans


     4.1 ESOP Employer Contributions and ESOP Loans: The Employer shall, for any Plan Year, contribute an ESOP Employer Contribution, determined at the discretion of the Employer's Board of Directors, which shall be at least sufficient to discharge any obligations of the Trust as to a loan obtained by the Trustee for purposes of acquiring Employer Stock.

     An Employer's contribution shall be made in cash, shares of Employer Stock or such other property as the Employer's Board of Directors may determine. Shares of Employer Stock and any other property made as an ESOP Employer Contribution shall be valued at fair market value as of the date of contribution. Employer Contributions in cash shall be used to pay any outstanding obligations of the Trust incurred for the purchase of Employer Stock, or may be applied to purchase additional shares of Employer Stock.

      The Committee may direct the Trustee to incur debt obligations from time to time to finance the acquisition of Employer Stock for the Trust. The Employer Stock so acquired shall be held in a loan suspense account. Any such debt obligation shall bear a reasonable rate of interest and may be secured by a collateral pledge of the Employer Stock so acquired. No other Trust assets may be pledged as collateral by the Trustee, and no lender shall have recourse against the Trust Fund other than any shares of Employer Stock remaining subject to pledge. Any pledge of Employer Stock must provide for the release of shares so pledged as the debt obligation is repaid by the Trustee and such shares are released from the loan suspense account and allocated to Members' Individual Accounts; provided that the number of shares pledged to be released from the loan suspense account for allocation to the Members' Individual Accounts for

                                    Page IV-1

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each Plan Year shall be the number of shares pledged held in the loan suspense account prior to the release, multiplied by a fraction the numerator of which is the amount of principal and/or interest paid for such Plan Year on the loan obtained to acquire the shares and the denominator of which is the sum of the numerator plus the total payments of principal and interest to be paid on the loan in all future years. Repayments of principal and interest on any debt obligations shall be made by the Trustee (as directed by the Committee) only from ESOP Employer Contributions in cash to the Trust. This Plan's ESOP Accounts are intended to be invested primarily in Employer Stock and ESOP loans must meet the following requirements:

          a. The number of future years under the loan must be definitely ascertainable and must be determined without taking into account any possible extensions or renewal periods.

          b. If the interest rate under the loan is variable, the interest to be paid in future years must be computed using the interest rate applicable as of the end of the plan year.

          c. The loan must have a specific term and must not be payable on demand.

          d. The loan must be for the primary benefit of the Plan participants and their beneficiaries.

          e. ESOP loan proceeds must be used within a reasonable time after their receipt to acquire Employer Stock, repay such loan, or repay a prior exempt ESOP loan.

          f. Except for the put option described in Section 11.5, no security acquired with the proceeds of an exempt loan may be subject

                                    Page IV-2

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     to a put, call or other option, or buy-sell or other arrangement while held by and when distributed from the Plan, whether or not the Plan has continued to operate as an ESOP.

          g. Collateral must be limited to Employer Stock purchased with such exempt loan or a prior exempt loan.

          h. No person entitled to payment under an exempt loan shall have any right to assets of the Plan other than collateral given for such loan, contributions (other than contributions of Employer Stock) made to repay such exempt loan, and earnings attributable to collateral and investment of contributions.

          i. Payments made with respect to amount equal to the sum of contributions and earnings received during or prior to such year less such payments in prior years.

          j. Such contributions and earnings must be accounted for separately in the books of accounts of the ESOP until the exempt loan is repaid.

          k. Assets transferred in satisfaction of a loan must not exceed the amount of default. For a disqualified person (as defined in Code section 4975(e)), the assets transferred to satisfy default can not exceed the payment schedule of the loan.

          l.   Employer Stock may be forfeited only after other assets.

          m. If more than one class of Employer Stock subject to exempt loan provisions have been allocated to a Member's account, the Plan must forfeit the same proportion of each such class.

                                    Page IV-3

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          n.   If securities acquired with the proceeds of an exempt loan available for distribution consist of more than one class, a distributee must receive substantially the same proportion of each such class.

     4.2 Member (Pre-Tax) Salary Deferral Contributions: When he becomes a Member hereunder and prior to each January 1 or July 1 thereafter, a Member may enter into a written salary deferral agreement with his Employer which shall provide that the Member elects to defer (on a pre-tax basis) a portion of his Compensation; provided, however:

          (1) The Committee may require such contributions to be a whole dollar or a whole percentage of his Compensation.

          (2)  Such deferral must meet the deferral percentage test in
     Section 4.5 hereof, and the Committee may require modifications in order to meet such test.

          (3) Such deferral cannot exceed the dollar limit in Section 4.4 hereof.

          (4) Such deferral cannot exceed fifteen percent (15%) of the Member's Compensation for the Plan Year.

     A salary deferral agreement shall be entered into on such forms as the Committee may prescribe, provided that changes, suspensions or discontinuance of salary deferrals may be made by the Member as of any January 1 or July 1 in accordance with Committee guidelines, and may be made by the Committee if called for under Section 4.4 or 4.5 hereof or if the Employer's deduction limits under Code Section 404(a) would otherwise be exceeded, or if the annual addition limitations under Code Section 415 would otherwise be exceeded as to any Employee. If any Member fails to make a new election as to salary deferral for any Plan Year, the Committee shall deem his election to be the same as for the prior year.

     4.3 Discontinuance of Member (After-Tax) Contributions: Member (after-tax) Contributions were discontinued effective January 1, 1988.

                                    Page IV-4

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     4.4  Seven Thousand Dollar ($7,000) Test:  If a Member's Salary Deferral
Contributions hereunder after 1986 should exceed Seven Thousand Dollars ($7,000), (subject to the cost-of-living adjustment set forth in Code Section 402(g)(5)), in any taxable year of the Member, the excess (adjusted for earnings or losses thereon) shall be distributed to the Member. If the Member also participates in another elective deferral program (within the meaning of Code
Section 402(g)(3)) and if, when aggregating his elective deferrals under all such programs, an excess of deferral contributions arises under the dollar limitation in Code Section 402(g) with respect to such Member, the Member shall, no later than March 1st following the close of the Member's taxable year, notify the Committee as to the portion of such excess deferrals to be allocated to this Plan and such excess so allocated to this Plan (adjusted for earnings or losses thereon) shall be distributed to the Member after reduction by any excess contribution already distributed for such year under Section 4.5b hereof. Any distribution under this Section shall be made to the Member no later than the April 15th immediately following the close of the Member's taxable year for which such contributions were made.

     4.5  Deferral And Contribution Percentage Tests:

     a. Highly Compensated Employee: For purposes of this Section, after 1986, the term Highly Compensated Employee shall mean any Employee who, during the Plan Year of determination or the immediately preceding Plan Year:

                 (i) was at any time during such year(s) a five percent (5%) owner (as defined in Code Section 416(i)(1));

                (ii) received compensation (as defined below) from the Affiliated Employers in excess of Seventy-Five Thousand Dollars ($75,000);

               (iii) received compensation (as defined below) from the Affiliated Employers in excess of Fifty Thousand Dollars ($50,000) and was in the top twenty percent (20%) of the Employees of all Affiliated Employers

                                    Page IV-5

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                      (when ranked on the basis of compensation paid during
                      such year); excluding, however, for purposes of determining the top twenty percent (20%):

                         (A)  Employees who have not completed at
                         least six (6) months of service;

                         (B)  Employees who normally work less
                         than seventeen and one-half (17 1/2) hours per week;

                         (C)  Employees who normally work during
                         not more than six (6) months during any Plan
                         Year;

                         (D)  Employees who have not attained age
                         twenty-one (21);

                         (E)  Employees covered under a
                         collective bargaining agreement
                         (to the extent permitted in
                         appropriate regulations); and

                         (F)  Employees who are nonresident
                         aliens and who receive no earned
                         income (as defined in Code
                         Section 911(d)(2) which constitutes
                         income from sources within the
                         United States (within the
                         meaning of Code Section 861(a)(3)); or

                (iv)  was at any time an officer and received
          compensation (as defined below) greater than fifty percent (50%) of the dollar limitation in effect under Code Section 415(b)(1)(A) for such Plan Year; provided that, for purposes of this subparagraph (iv):

                         (A)  no more than fifty (50) Employees
                         (or if lesser, the greater of three (3)
                         Employees or ten percent (10%) of the
                         Employees) of the Affiliated
                         Employers shall be considered as
                         officers, and

                         (B)  if in such Plan Year, no officer
                         satisfied the requirements set forth in this subparagraph (iv) above, the highest paid officer of the Affiliated Employers during such Plan Year shall be considered an officer.

          (1) For purposes of this Section, the term compensation shall have the same meaning as in Code Section 415(c)(3), without regard to

                                    Page IV-6

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     (A)  Code Sections 125, 402(a)(8), and 402(h)(1)(B), and (B)  Code
     Section 403(b) in the case of contributions made by an Affiliated Employer under a salary reduction agreement.

          (2) For purposes of determining whether an Employee is highly compensated in the Plan Year for which the determination is being made, any Employee not described in subparagraphs (ii), (iii), or (iv) above for the preceding year (disregarding this paragraph (2)), shall not be treated as described in subparagraphs (ii), (iii), or (iv) above unless such Employee is a member of the group consisting of the one hundred (100) Employees of the Employer who were paid the highest compensation during the Plan Year for which such determination is being made. Notwithstanding the preceding sentence nor the first sentence in paragraph (a) above in this Section, if the Employer so elects, the determination described in said paragraph (a) above will be made only for the Plan Year of determination if such Plan Year is a calendar year and no such determination will be made for the immediately preceding Plan Year, in which event the preceding sentence in this such paragraph (2) will not apply; provided, however, the Employer may only make such election if the same election is made as to all plans, entities and arrangements of the Employer with respect to which a determination of Highly Compensated Employees is necessary.

          (3) For purposes of this Section, if any individual is a member of the family (spouse, and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants) of a five-percent (5%) owner or of a Highly Compensated Employee in the group consisting of the ten (10) highly compensated Employees paid the greatest compensation during such Plan Year, then the following provisions shall be applicable:

                         (A)  such family member shall not be
                         considered a separate Employee,

                         (B)  any compensation paid to such
                         family member (as well as any
                         applicable contribution (or
                         benefit) paid to or on behalf of such
                         person) shall be treated as if it
                         were paid to (or on behalf of)
                         said five-percent (5%) owner or Highly
                         Compensated Employee, and

                         (C)  any excess contribution and/or
                         aggregate excess contribution as to such aggregated family members under the following provisions of this Section shall be allocated among such family members on the basis of their respective contributions combined for purposes of determining such excess.

                                    Page IV-7

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          (4)  For purposes of this Section, former Employees shall be treated as Highly Compensated Employees, if:

                         (A) such an Employee was a highly compensated Employee upon termination of employment with the Affiliated Employers; or

                         (B) such an Employee was a highly compensated Employee at any time after attaining age fifty-five
                         (55).

          However, former Employees are disregarded when determining the top twenty-percent (20%), the top one-hundred (100) or the includible officers group above.

     b. Deferral Percentage Test: Each Plan Year, after 1986, the Committee shall determine:

          (1) The "deferral percentage" for each Employee who is then eligible for salary deferrals, which shall be the ratio of the amount of such Employee's salary deferral for such Plan year to the Employee's compensation (as defined in a manner meeting the requirements of Code Section 414(s), subject to the dollar limitation set forth in Section 1.2(f) hereof), while a Member, for such Plan Year. An elective contribution will be taken into account under the deferral percentage test of IRC section 401(k)(3)(A) for a Plan Year only if it relates to compensation that either would have been received by the Employee in the Plan Year (but for the deferral election) or is attributable to services performed by the Employee in the Plan Year and would have been received by the Employee within 2-1/2 months after the close of the Plan Year (but for the deferral election). An elective contribution will be taken into account under the deferral percentage test for a Plan Year only if it is allocated to the Employee as of a date within that Plan Year. For this purpose, an elective contribution is considered allocated as of a date within a Plan Year if the allocation is not contingent on participation or performance of services after such date and the elective contribution is actually paid to the trust no later than 12 months after the Plan Year to which the contribution relates.

          (2) The "highly compensated deferral percentage", which shall be the average of the "deferral percentages" for all Highly Compensated Employees then eligible for salary deferrals.

          (3) The "nonhighly compensated deferral percentage", which shall be the average of the "deferral percentages" for all Employees then eligible for salary deferrals who were not included in the "highly

                                    Page IV-8

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     compensated deferral percentage" in (2) above.

     In no event shall the "highly compensated deferral percentage" exceed the greater of:

                         (A)  a deferral percentage equal to one and
                         one-fourth (1 1/4) times the "nonhighly
                         compensated deferral percentage"; and

                         (B)  a deferral percentage equal to two (2)
                         times the "nonhighly compensated deferral percentage" but not more than two (2) percentage points greater than the
                         "nonhighly compensated deferral percentage".

      If the above deferral percentage test would otherwise be violated as of the end of the Plan Year, then notwithstanding any other provision hereof, every contribution included in the "highly compensated deferral percentage" for a Member whose deferral percentage is greater than the permitted maximum shall automatically be revoked to the extent necessary to comply with such deferral percentage test and the amount of such contribution, to the extent revoked, shall constitute an "excess contribution" to be distributed to such Member (adjusted for earnings and losses thereon) within two and one-half (2 1/2) months following the close of the Plan Year for which such contribution was made. Such excess shall first be reduced by any excess deferral for such Plan Year already distributed to the Member under Section 4.4 hereof. To determine the amount of the excess contribution and the Members to whom the excess contributions are to be distributed, the Salary Deferral Contributions of Highly Compensated Employees shall be reduced in order of the deferral percentages beginning with the Highly Compensated Employee with the highest of the deferral percentages. The actual deferral percentage of the Highly Compensated Employee with the highest actual deferral percentage is reduced by the amount required to cause the Employee's actual deferral percentage to equal the percentage of the

                                    Page IV-9

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Highly Compensated Employee with the next highest actual deferral percentage.
If a lesser reduction would satisfy the actual deferral percentage test, only this lesser reduction shall be made. This process will be repeated until the deferrals satisfy the actual deferral percentage test. The highest actual deferral percentage remaining under the Plan after completion of the above leveling procedure is the highest permitted actual deferral percentage. In no case may the amount of excess contributions to be distributed for a Plan Year with respect to any Highly Compensated Employee exceed the amount of Salary Deferral Contributions made on behalf of the Highly Compensated Employee for the Plan Year.

     If a Highly Compensated Employee participates in two or more plans maintained by the Employer or Affiliated Employer, that are subject to the deferral percentage test, then such Employee's deferral percentage shall be determined by aggregating his participation in all such plans.

     c. Contribution Percentage Test: Each Plan Year, after 1986, the Committee shall determine:

          (1) The "contribution percentage" for each Employee who is then eligible to receive matching Employer contributions, which shall be the ratio of the amount of such Employee's matching Employer contribution to the Employee's compensation (as defined in a manner meeting the requirements of Code Section 414(s), subject to the dollar limitation set forth in Section 1.2(f) hereof), while a Member, for such Plan Year. Matching Employer contributions for a Plan Year must be contributed to the Trust within twelve months after the close of such year.

          (2) The "highly compensated contribution percentage", which shall be the average of the "contribution percentages" for all eligible Highly Compensated Employees.

          (3) The "nonhighly compensated contribution percentage", which shall be the average of the "contribution percentages" for all Employees then eligible who were not included in the "highly compensated contributions percentage" in (2) above.

                                   Page IV-10

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     In no event shall the "highly compensated contribution percentage" exceed the greater of:

                         (A)  a contribution percentage equal to
                         one and one-fourth (1 1/4) times the
                         "nonhighly compensated contribution
                         percentage"; and

                         (B)  a contribution percentage equal to
                         two (2) times the "nonhighly compensated contribution percentage" but not more than two (2) percentage points greater than the "nonhighly compensated contribution percentage".

     If the above contribution percentage test would otherwise be violated as of the end of the Plan Year, then notwithstanding any other provision hereof every contribution included in the "highly compensated contribution percentage" for a Member whose contribution percentage is greater than the permitted maximum shall automatically be revoked to the extent necessary to comply with such contribution percentages test and the amount of such contribution, to the extent revoked, shall constitute an "aggregate excess contribution" to be distributed to such Member (adjusted for earnings or losses thereon) or forfeited, if applicable, within two and one-half (2 1/2) months following the close of the Plan Year for which such contribution was made. To determine the amount of aggregate excess contributions and the Members to whom the aggregate excess contributions are to be distributed, the applicable contributions of Highly Compensated Employees are reduced in the order of their contribution percentage beginning with the Highly Compensated Employee with the highest contribution percentage. The actual contribution percentage of the Highly Compensated Employee with the highest actual contribution percentage is reduced by the amount required to cause the Employee's actual contribution percentage to equal the percentage of the Highly Compensated Employee with the next highest actual contribution percentage. If a lesser reduction would satisfy the actual

                                   Page IV-11

================================================================================

contribution percentage test, only this lesser reduction shall be made. This process will be repeated until the Plan satisfies the actual contribution percentage test. The highest actual contribution percentage remaining under the Plan after completion of the above leveling procedure is the highest permitted actual contribution percentage. In no case may the amount of excess aggregate contributions with respect to any Highly Compensated Employee exceed the amount of Employee and matching Employer contributions made on behalf of the Highly Compensated Employee for the Plan Year.

     d. Collective Bargaining Employees: Any collective bargaining unit Employees hereunder hereof shall be disregarded when the above deferral and contribution percentage tests are applied to nonbargaining Employees. The deferral percentage test shall be applied separately to the Employees in each collective bargaining unit who are eligible to make salary deferral elections hereunder, or, if there is more than one collective bargaining unit with Employees eligible to make salary deferrals hereunder, applied in the aggregate to all collective bargaining unit Employees who are eligible to make salary deferral elections hereunder, as determined each year by the Committee. The above contribution percentage test is deemed to be automatically met by any collective bargaining unit Employees otherwise subject to such test.

                                   Page IV-12

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                                    ARTICLE V

                       Maintenance Of Individual Accounts


     5.1 Establishment Of Individual Accounts: The Committee shall create and maintain adequate records to reflect at all times the interest in the Trust Fund of each Member. Such records shall be in the form of separate Individual Accounts for each Member who has an interest in the Trust Fund, such accounts to be referred to as follows:

          a. ESOP Account: An individual ESOP Account to which shall be credited a Member's applicable share of ESOP Employer Contributions and gains or losses allocable thereto.

          b. Salary Deferral Account: The account representing Salary Deferral Contributions and gains or losses allocable thereto.

          c. Employee Contribution Account: The account representing Employee Contributions and gains or losses allocable thereto.

          d. PAYSOP Account: An individual PAYSOP Account to which shall be credited a Member's applicable share of Employer contributions, made for the PAYSOP Accounts of the Previous Plan, and gains or losses allocable thereto.

     Credits and charges shall be made to such accounts in the manner herein described. The Individual Accounts are primarily for accounting purposes, and a segregation of the assets of the Trust Fund to each account by the Trustee shall not be required. Distributions and withdrawals made from an account shall be charged to the account as of the date when paid.

     Account balances from the Previous Plan shall be carried forward into the above-referenced accounts, as applicable.

     5.2 Allocation Of Contributions: Each contribution for eligible Members shall be allocated as follows:

          a. ESOP Employer Contribution: As the Trustee makes each annual payment on the balance due on any loan that has been obtained by the

                                    Page V-1

================================================================================

     Trustee in accordance with the terms of this Plan for the purchase of Employer Stock, each annual payment shall be considered a purchase of Employer Stock, and shall be deemed to be an ESOP Employer Contribution. On the Allocation Date, the ESOP Account of each Member eligible to receive an allocation will be credited with the allocable share of Employer Stock having been purchased and paid for by the Trust, or contributed in kind by the Employer. The amount of the annual allocation to the ESOP Account of each such Member shall be an amount equal to fifty percent (50%), or such other lesser or greater percentage as the Board may determine annually in its sole discretion, of the Salary Deferral Contributions made by a Member during the Plan Year but disregarding any such Salary Deferral Contributions in excess of five percent (5%) of the Member's Compensation for the Plan Year.

          Prior to allocation hereunder, any Employer Stock purchased with the proceeds of a loan as permitted under Section 4.1 hereof shall be held in a suspense account which shall be an asset of the Plan.

          b.  Salary Deferral Contributions:  Any Salary Deferral
     Contribution received hereunder on behalf of a Member shall be allocated to this Salary Deferral Contribution Account as of the Allocation Date applicable to such contribution.

     5.3 Allocation Of Gains And Losses: The Trust Fund's gains or losses shall be allocated as of each Valuation Date as follows:

          a. The Committee shall, before taking into account the contributions for the period since the last preceding Valuation Date, determine the then market value of the Trust Fund and the net gain or loss of the Trust Fund from the preceding valuation, taking into account expenses of administration and charges against such Trust Fund, including payment of outstanding obligations of the Trust incurred in the purchase of Employer Stock.

          b. The Committee shall determine the total aggregate value of all Individual Accounts as shown in its records for the preceding Valuation Date, reduced by any distributions therefrom. This balance shall be the value used in c. below.

          c. The Committee shall then adjust the value of each Individual Account by crediting each such Individual Account with its proportion of the net gain if there is a gain or charging it with its proportion of the net loss if there is a loss; the proportion to be so credited or charged to each Individual Account shall be calculated by multiplying such gain or loss by a fraction, the numerator of which is the then value of said Individual Account and the denominator of which is the then aggregate value of all Individual Accounts.

                                    Page V-2

================================================================================

     5.4 Notification To Members: At least once annually the Committee shall advise each Member for whom an Individual Account is held hereunder the amount held in such account.

                                    Page V-3

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                                   ARTICLE VI

                              Retirement or Earlier
                            Termination of Employment


     6.1 Benefit: A Member shall at all times have a fully vested and nonforfeitable interest in his Individual Accounts hereunder. Distribution will be made upon his termination of employment, subject, however, to the post age
70 1/2 distribution provisions of Section 11.1 hereof. The amount of his Individual Accounts shall be the balance as of the Valuation Date concurrent with or next preceding the date of his Retirement, plus any contributions allocated to, and minus any payments from, his Individual Accounts since such Valuation Date, except that, if a Retired or Disabled Member who terminated employment other than on a year-end Allocation Date so elects, in writing and in advance, his balance shall be determined as of the year-end Allocation Date next following the date of his Retirement or Disability, including allocation of any contribution then being allocated hereunder, taking into account the Member's Compensation and Salary Deferral Contributions made up to his Retirement or Disability. Payment shall be made at the time and in the manner provided in
Article XI hereof.

                                    Page VI-1

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                                   ARTICLE VII

                                      Death


     7.1 Designation Of Beneficiary: Each Member and former Member may, from time to time, designate one (1) or more primary Beneficiaries and contingent Beneficiaries to receive benefits payable hereunder in the event of the death of such Member or former Member. If a married Employee wishes to designate someone other than his spouse to be a primary Beneficiary (or wishes to continue such a designation made prior to January 1, 1985), such designation will not become (or continue) effective unless his spouse (if his spouse can be located) consents in writing to such designation, acknowledges the effect of such designation and has such consent and acknowledgment witnessed by a Plan representative or a notary public. Such designation shall be made in writing upon a form provided by the Committee and shall be filed with the Committee. The last such designation filed with the Committee shall control. If the spouse duly consents to the designation of another beneficiary and to future changes in such designation, then spousal consent is not needed for any such future changes.

     7.2 Benefit: Upon the death of a Member or former Member, his designated Beneficiary, or Beneficiaries, shall be fully vested with respect to the balance of his Individual Accounts as of the Valuation Date concurrent with or next preceding the date of his death, plus any contributions allocated to, and minus any payments from, the Member's Individual Accounts since such Valuation Date, except that, if the Beneficiary of an Employee who died other than on a year-end Allocation Date so elects in writing and in advance, such balance shall be determined as of the year-end Allocation Date next following the date of death, including allocation of any contribution then being allocated hereunder, taking

                                   Page VII-1

================================================================================

into account the Member's Compensation and Salary Deferral Contributions made up to the Member's death. Payment shall be made at the time and in the manner provided in Article XI hereof.

     7.3 No Beneficiary: If a Member or former Member dies without a Beneficiary surviving him, or if all his Beneficiaries die before receiving the payment to which they are entitled, then the amount, if any, remaining in such Member's Individual Account shall be paid to the following, with priority as follows:

                    a.   the Member's surviving spouse;

                    b.   the Member's children and children of
                         deceased children, per stirpes;

                    c.   The Member's parents;

                    d. The Member's brothers and sisters, or if deceased, the children of such brothers and sisters, per stirpes;

                    e.   The Member's estate.

     A certified copy of a death certificate shall be sufficient evidence of death and the Committee shall be fully protected in relying thereon. The Committee may accept other evidence of death at its own discretion.

                                   Page VII-2

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                                  ARTICLE VIII

                             Code Section 415 Limits


     8.1 Limit On Annual Additions Under Code Section 415: Contributions hereunder shall be subject to the limitations of Code Section 415, as provided in this Section.

          a. Definitions: For purposes of this Section the following definitions shall apply:

                    (1) "Annual Addition" shall mean the sum of the following additions to a Member's Individual Account for the Limitation Year:

                         (a) Employer contributions (including salary reduction contributions);

                         (b)  His own (after-tax) contributions, if
                         any;

                         (c)  Forfeitures, if any.

                    Annual Additions to other Employer defined contribution plans (also taken into account when applying the limitations described below) shall include any voluntary employee contributions to an account in a defined benefit plan and any employer contributions to an individual retirement account or annuity under Code Section 408 or to a medical account for a key employee under Code Section 401(h) or 419A(d), except that the 25%-of-pay limit below shall not apply to employer contributions to a key employee's medical account.

                    (2) "Earnings" for any Limitation Year shall be the Employee's earned income, wages, salaries, and fees for professional services, and other amounts received for personal services actually rendered in the course of employment with the Employer (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses), provided such amounts are actually paid or includible in gross income during such year. Earnings shall exclude the following:

                         (i)    Employer contributions to a plan
                         of deferred compensation which are not

                                   Page VIII-1

================================================================================

                         included in the Employee's gross income
                         for the taxable year in which contributed or Employer contributions under a simplified employee pension plan or any distributions from a funded plan of deferred compensation;

                         (ii)  Amounts realized from the exercise
                         of a nonqualified stock option, or when
                         restricted stock (or property) held by
                         the Employee either becomes freely
                         transferable or is no longer subject
                         to a substantial risk of forfeiture;

                         (iii)  Amounts realized from the sale,
                         exchange or other disposition of stock
                         acquired under a qualified stock option;
                         and

                         (iv)   Other amounts which received
                         special tax benefits, or contributions
                         made by the Employer (whether or not
                         under a salary reduction agreement)
                         towards the purchase of an annuity
                         described in Section 403(b) of the
                         Code (whether or not the amounts are
                         actually excludable from the gross
                         income of the Employee).

          b. Defined Contribution Plan(s) Only: The Annual Addition to a Member's Individual Account hereunder (together with the Annual Additions to the Member's account(s) under any other qualified defined contribution plan(s) maintained by an Affiliated Employer) for any Limitation Year may not exceed the lesser of:

                    (1) Thirty Thousand Dollars ($30,000.00), and for each year thereafter the dollar amount prescribed by the Secretary of the Treasury, to take into account any cost-of-living adjustment under Section 415(d) of the Code, or, if greater, twenty-five percent (25%) of the dollar limitation under Code Section 415(b)(1)(A); or

                    (2) Twenty-five percent (25%) of the Member's Earnings for the Limitation Year.

          c. Defined Contribution And Defined Benefit Plans: If, in any Limitation Year, a Member also participates in one (1) or more qualified defined benefit plans maintained by any Affiliated Employer (whether or not terminated), then for such Limitation Year, the sum of the Defined Benefit Plan Fraction (as defined below) for such Limitation Year and Defined Contribution Plan Fraction (as defined

                                   Page VIII-2

================================================================================

     below) for such Limitation Year shall not exceed one (1.0).

          The Defined Benefit Fraction for any Limitation Year shall mean a fraction (a) the numerator of which is the projected annual benefit of the member under the qualified defined benefit plan(s) (determined as of the close of the Limitation Year), and (b) the denominator of which is the lesser of One Hundred Twenty-Five Percent (125%) of the dollar limitation under Code Section 415(b)(1)(A) or One Hundred Forty Percent (140%) of the percentage limitation under Code Section 415(b)(1)(B) for the year of determination (taking into account the effect of Section 235(g)(4) of the Tax Equity and Fiscal Responsibility Act of 1982).

          The Defined Contribution Fraction for any Limitation Year shall mean a fraction (a) the numerator of which is the sum of the Annual Additions (as defined during each applicable Limitation Year) to the Member's accounts under all qualified defined contribution plans maintained by an Affiliated Employer as of the close of the Limitation Year (subject to reduction to the extent permitted under the transition rule in Section 235(g)(3) of the Tax Equity and Fiscal Responsibility Act of 1982), and (b) the denominator of which is the sum of the lesser of One Hundred Twenty-Five Percent (125%) of the dollar limitation under Code Section 415(c)(1)(A) or One Hundred Forty Percent (140%) of the percentage limitation under Code Section 415(c)(1)(B), for such Limitation Year and for all prior Limitation Years during which the Employee was employed by an Affiliated Employer (provided, however, at the election of the Committee, the denominator shall be increased by using for Limitation Years ending prior to January 1, 1983, an amount equal to the denominator in effect for the Limitation Year ending in 1982, multiplied by the transition fraction provided in Code Section 415(e)(6)(B)).

          If, in any Limitation Year, the sum of the Defined Benefit Plan Fraction and Defined Contribution Plan Fraction for a Member would exceed one (1.0) without adjustment of the amount of Annual Additions that can be allocated to such Member under paragraph b. of this Section, then the amount of maximum annual benefit that can be paid to such Member under any qualified defined benefit plan(s) maintained by an Affiliated Employer, shall be reduced to the extent necessary to reduce the sum of the Defined Benefit Plan Fraction and Defined Contribution Plan Fraction for such Member to one (1.0).

          d. Excess Allocation: If forfeitures available for allocation or if a reasonable error in either estimating a Member's Earnings or in determining the Member's elective deferrals (under Code Section 402(g)(3)) would cause the limitation on Annual Additions described above to be exceeded, then the amount of such excess shall be allocated among all other Members' ESOP Accounts to the extent possible without exceeding such limitation. Such allocation will be made in the same manner as ESOP Employer Contributions are allocated

                                   Page VIII-3

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     hereunder.  Notwithstanding the above, any such excess amount of after-
     tax contribution or elective pre-tax contribution (under Code Section 402(g)(3)) shall be refunded to the Member.

          To the extent that the Committee determines that contributions not yet made to the Plan on behalf of Members would cause an excess hereunder if actually made to the Plan, the Committee may apply the above limitations prospectively to limit the contribution amount actually receivable by the Plan for such Member.

                                   Page VIII-4

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                                   ARTICLE IX

                            Voting Employer Stock and
                           Dividends on Employer Stock


     9.1 Voting Employer Stock: Prior to the holding of each annual or special meeting of holders of Employer Stock, the Trustee will send to all Members who have any Employer Stock in their Individual Account, the proxy statement for such meeting, together with a form to be returned to the Trustee. This form, when completed by the Member, will set forth the Member's instructions as to the manner of voting all Employer Stock allocated to the Member's Individual Account. Upon receipt of the instructions from the Member, the Trustee will vote (or exercise dissenter's rights when applicable) the Employer Stock in accordance with the instructions of the Member. If, within five days prior to such meeting, the Trustee does not receive instructions, the Trustee will vote (or exercise dissenter's rights, where applicable) the Employer Stock for which it has not received instructions, in the same proportion (based on the total number of shares allocated to Members' Individual Accounts) that shares for which directions were received are voted. The Trustee shall vote all other securities that it holds in such manner as the Committee shall direct.

     The Trustee shall vote (or exercise dissenter's rights, when applicable) all Employer Stock held by it to the extent it is not allocated to any Individual Accounts, as well as all other securities that it holds, in such manner as the Committee shall direct.

      9.2 Actions Relating to a Tender Offer: In the event of a tender offer for Employer Stock, the Trustee will send to all Members the tender offer documents and other materials relating to such tender offer that are sent to holders of Employer Stock, together with a form to be returned to the Trustee. This form, once completed by the Member, will set forth instructions to the

                                    Page IX-1

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Trustee as to whether to tender into the tender offer the Employer Stock allocated to the Member's Individual Account. Upon receipt of the instructions from the Member, the Trustee will take such action as directed by the Member.
In the case in which valid instructions are not received from Members with respect to any shares of Employer Stock allocated to Members' Individual Accounts, the Trustee will tender into such tender offer only that number of shares that bears the same ratio to the total of all such shares in each such case as the number of shares for which the Trustee has received valid instructions to tender into the tender offer bears to the total number of shares allocated to Members' Individual Accounts.

     9.3 No Pass-Through Of Cash Dividends On Employer Stock: Cash dividends on shares of Employer Stock held in the Trust shall not be passed through to Members, but shall be retained in the Trust until distribution under the normal distribution provisions of this Plan.

                                    Page IX-2

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                                    ARTICLE X

                             In-Service Withdrawals


     10.1 Withdrawals: Each Member, by filing a written request with the Committee (on a form furnished by the Committee and in accordance with Committee guidelines) may, once each year, withdraw amounts from any of his Individual Accounts, while in the employment of the Employer, in accordance with the following paragraphs.

     a. Withdrawals From ESOP Account In Lieu of Diversification: Effective with the 1987 Plan Year, in-service withdrawals from the ESOP Accounts in this Plan in lieu of investment diversification, as provided for under Code Section 401(a)(28), will be in accordance with the following provisions:

     (1) "Qualified Member" shall mean a Member who has attained age fifty-five (55) and completed ten (10) years of participation in the Plan.

     (2) "Qualified Election Period" shall mean the six (6) Plan Year period beginning with the later of (i) the first Plan Year after December 31, 1986; or (ii) the first Plan Year in which the Member first becomes a Qualified Member.

     (3) "Post 86 Stock" shall mean Employer Stock, allocated to a Member's ESOP Account, that was acquired by the Plan after December 31, 1986.

     (4) Each Qualified Member may elect certain withdrawals from that portion of his ESOP Account that represents his Post 86 Stock. Such withdrawals must be elected by filing with the Committee a written application on a form furnished by the Committee. The Member may make one such withdrawal during each of the ninety (90) day periods that follow the close of each of the six Plan years in his Qualified Election Period. If, however, the value of his Post 86 Stock is less than Five Hundred Dollars ($500) as of the December 31st immediately preceding the first such ninety day period, then no such withdrawal will be allowed until such ninety day period as follows a December 31st as of which his Post 86 Stock had a value of at least Five Hundred Dollars ($500). Thereafter, no such de minimis rule will apply to such Member. The total withdrawals for all six such ninety day periods may not exceed, in the aggregate, fifty percent (50%) of his Post 86 Stock; provided, however, that the total of all such withdrawals for the first five (5) of such ninety day periods may not exceed, in the aggregate, twenty-five percent (25%) of his Post 86 Stock.

                                    Page X-1

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     (5)  Each such elected withdrawal shall be made within one hundred eighty (180) days after the close of the Plan Year to which it relates.

     b. Withdrawals From Employee Contribution Accounts: A Member may elect a withdrawal from his Employee Contribution Account. Such withdrawal election must be made by filing with the Committee a written application on a form furnished by the Committee. Such withdrawal shall be paid as soon as practicable after the Committee receives written application. After the total of such Member's withdrawals from his Employee Contribution Account equals the amount of his after-tax contributions credited thereto before 1987, then any further withdrawal from such account will automatically consist partially of his (after-tax) contributions and partially of (taxable) earnings and gains thereon. The amount thereof consisting of the Member's contributions shall be the portion of the further amount to be withdrawn from such account which bears the same ratio to such further amount to be withdrawn as the balance of the Member's after-tax contributions held therein bears to the balance of the Member's Employee Contribution Account. The remaining amount of such further withdrawal shall be earnings and gains.

     c. Withdrawals From Salary Deferral Accounts: A Member may, if he has first withdrawn the maximum amount available under b. above, request a withdrawal from his Salary Deferral Account, but only of Salary Deferral Contributions that have been in his account for at least one year. Such request must be made by filing with the Committee a written application on a form furnished by the Committee. Any such request for a withdrawal must show that
(i) the Member has an immediate and heavy financial need, and (ii) the withdrawal is necessary to satisfy such need. The following rules apply:

     (1) Immediate And Heavy Financial Need: An immediate heavy financial need shall be deemed to exist with respect to a Member only if the withdrawal request is on account of any of the following:

                    (A)  Expenses for medical care described in Code
                         Section 213(d) incurred by the Member, the Member's spouse, or any dependents of the Member (as defined in Code Section
                         152), including expenses necessary for any such person to obtain such medical care.

                    (B)  Costs directly related to the purchase
                         (excluding mortgage payments) of a
                         principal residence for the Member.

                    (C) Payment of tuition and related educational fees for not more than the next twelve months of post-secondary education for the Member, his spouse, children, or dependents.

                                    Page X-2

================================================================================

                    (D)  The need to prevent the eviction of the
                         Member from his principal residence or
                         foreclosure on the mortgage on the
                         Member's principal residence.

                    (E) Such other events as may be acceptable to the Internal Revenue Service.

     (2)  Necessity Of Withdrawal To Satisfy Immediate And Heavy Financial
     Need: A hardship withdrawal request shall be deemed to be necessary to satisfy an immediate and heavy financial need only if all of the following conditions are satisfied:

                    (A) The amount of the withdrawal request is not in excess of the immediate and heavy financial need of the Member (including any reasonably anticipated taxes on such withdrawal).

                    (B) The Member has obtained all distributions, other than hardship distributions from his Salary Deferral Account, and all nontaxable loans currently available from all plans maintained by the Employer or Affiliated Employers.

                    (C)  The Member's right to make elective
                         contributions to this Plan and all
                         other plans (including nonqualified
                         deferred compensation plans) maintained by the Employer or Affiliated Employers is (and shall be) suspended for twelve (12) months after receipt of the hardship distribution. In the event more than one (1) distribution is made hereunder within a twelve (12) month period, the suspension period shall not be tacked to the remaining portion of the prior suspension period but rather shall start anew.

                    (D) The Member's right to make Salary Deferral Contributions to this Plan and all other plans maintained by the Employer or Affiliated Employers in the taxable year following the taxable year of the hardship distribution is (and shall be) limited to an amount equal to the applicable limit under Code Section 402(g) reduced by the Member's Salary Deferral Contributions in the taxable year of the hardship distribution. The term "taxable year" as used hereunder means the Member's taxable year.

     (3) Source Of Hardship Withdrawal: In the event of a hardship withdrawal, such withdrawal may only be made from Salary Deferral Contributions, and from earnings on such Salary Deferrals
     Contributions as of December 31, 1988.  Hardship withdrawals shall not

                                    Page X-3

================================================================================

     be allowed hereunder with respect to any earnings credited after December 31, 1988.

     The Committee may establish procedures to be followed in making such withdrawals, including minimum amounts of withdrawals. Upon Committee approval, such withdrawal shall be paid as soon as practicable.

                                    Page X-4

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                                   ARTICLE XI

                           Time and Methods of Payment


     11.1 Time of Payment: Payment of any Member's Individual Account shall be as soon as practicable after such account becomes distributable hereunder, subject to the following:

          a. In no event (subject to b. below) shall payment be later than sixty (60) days after the close of the Plan Year in which the Member's employment with all Affiliated Employers terminates (for whatever reason).

          b. A former Employee who has not attained age 65 will (unless cashed out under Section 11.3 below) not receive his distribution until age 65, or if earlier, upon his election to receive such distribution.

          c. Notwithstanding the above, if, (i) at any time during the Plan Year ending in the calendar year in which a Member attains age seventy and one-half (70 1/2), such Member is a five percent (5%) owner as described in Section 12.1a.(1)(iii) hereof, or (ii) any other Member attains age seventy and one-half (70 1/2) after December 31, 1987, then in no event shall distribution of his Individual Accounts be delayed beyond April 1st of the calendar year following the calendar year in which such Member attains age seventy and one-half (70 1/2), regardless of whether he has actually retired. Any additional amounts subsequently credited to a Member's Individual Account will be distributed in the calendar year following the calendar year when credited.

     11.2 Method of Payment: When benefits become payable, the distributee may (subject to the following sections of this Article) elect that such benefits shall be paid in one (1) of the following ways, or a combination thereof:

          (i)    Lump sum, payable in cash.

          (ii) Lump sum, payable in shares of Employer Stock (except fractional shares, which will be paid in cash).

          (iii) A direct rollover, if the payment is an eligible rollover distribution to an eligible retirement plan specified by the distributee. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life

                                    Page XI-1

================================================================================

     expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities.)
     An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is only an individual retirement account or individual retirement annuity.
      A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse. A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

     In the event distribution is delayed, the allocation of gains or losses described in Section 5.3 hereof shall continue to be applicable to the Individual Accounts until distributed.

     11.3 Balance of $3,500 or Less: If, when first distributable under this Article, the total nonforfeitable balance in a Member's Individual Accounts is equal to or less than Three Thousand Five Hundred Dollars ($3,500), such balance will automatically be distributed to him (or his beneficiary in the case of the Member's death) in a lump sum, subject to the direct rollover option in Section
11.2 hereof.

     11.4 Minority or Incompetency: During the minority or incompetency of any person entitled to receive benefits hereunder, the Committee may direct the Trustee to make payments or distributions to the guardian of such person, or other persons as may be directed by the Committee. Neither the Committee nor the Trustee shall be required to see to the application of any payments so made, and the receipt of the payee (including the endorsement of a check or checks) shall be conclusive as to all interested parties.

                                    Page XI-2

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     11.5  Put Option:  If at the time of distribution hereunder, or at any time within the fifteen (15) month period following distribution, Employer Stock is not publicly traded, or is subject to a trading limitation, the Employer shall issue a put option to each Member or Beneficiary receiving a distribution of Employer Stock from the Trust. The put option shall permit the Member to sell such Employer Stock to the Employer, at any time during the fifteen (15) month period following such distribution. The purchase price for such Employer Stock shall be its fair market value as determined by a qualified independent appraiser chosen by the Committee, as of the Valuation Date next preceding the date of exercise of the option; provided that if the sale of the stock is between the Plan and a disqualified person, the purchase price of the Employer Stock shall be determined as of the date of the sale. Exercise of the put option shall be made in writing to the Committee. The payment for Employer
Stock sold pursuant to a put option shall be made in a lump sum or in substantially equal, annual installments over a period not exceeding five (5) years, with interest payable at a reasonable rate on any unpaid installment balance, as determined by the Committee. The Employer or the Committee (on behalf of the Trust) may offer to purchase any shares of Employer Stock (which are not sold pursuant to a put option) from any Former Member (or Beneficiary) at any time in the future, at their then fair market value.

     11.6 Continued Application: The provisions of Section 11.5 hereof shall continue to be applicable to shares of Employer Stock even if the Plan ceases to be an employee stock ownership plan under Section 4975(e)(7) of the Code.

                                    Page XI-3

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                                   ARTICLE XII

                             Top-Heavy Restrictions


12.1  Top-Heavy Restrictions:

a.   Determination Of Top-Heaviness
     Subject to b. of this Section, this Plan will be considered to be top-heavy in any Plan Year if the aggregate value of the account balances of key Employees hereunder is greater than sixty percent (60%) of the aggregate value of all account balances hereunder. For purposes of determining whether such top-heaviness exists in any such Plan Year the following provisions shall be applicable:

     (1) The term "Key Employee" shall have the same meaning as is specified in section 416(i) of the Code, to wit:

        (i) an officer of the Employers (including an employer required to be aggregated under Code sections 414(b), (c), (m) and (o)) having compensation for the Plan Year greater than fifty percent (50%) of the amount in effect under Code section 415(b)(1)(A) for the calendar year in which such Plan Year ends. Further, for these purposes, after aggregating all employees required to be aggregated under Code sections 414(b), (c), (m), (n) and (o), no more than fifty (50) employees - or if lesser, the greater of three (3) employees or ten percent (10%) of the employees - shall be treated as officers. For purposes of determining the number of officers taken into account, employees described in Code section 414(q)(8) shall be excluded. Determination of who is an officer shall be made by the Retirement Committee based on all the facts and circumstances, including, but not limited to, the source of authority, the term, the nature and extent or limits of duty. Generally, the term means an administrative executive in regular and continuous service. A partner of a partnership will not be treated as an officer merely because he owns a capital or profits interest in the partnership, exercises his voting rights as a partner and may for limited purposes be authorized to and does in fact act as an agent of the partnership;

        (ii) one (1) of the ten (10) employees having compensation from the Employers for the Plan Year, in excess of the limitation in effect under Code section 415(c)(1)(A) for the calendar year in

                                   Page XII-1

================================================================================

               which the Plan Year ends, owning (or considered as owning within the meaning of Code section 318, as modified by Code section 416(i)(1)(B)(iii)(I)) both more than a one-half percent (1/2%) ownership interest and the largest interests in the Employers. If two (2) or more employees have the same percentage interest during the testing period, the employee having greater compensation from the Employers for the Plan Year during any part of which that ownership interest existed, shall be treated as having a larger interest (see Internal Revenue Service Regulations 1.416-1, T-19);

        (iii) A "five percent (5%) owner" of an Employer which means any person who owns (or is considered as owning within the meaning of Code section 318, as modified by Code section 416(i)(1)(B)(iii)(I)) more than five percent (5%) of the outstanding stock of an Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of an Employer (if an Employer is not a corporation, any person who owns more than five percent (5%) of the capital or profits interest in the Employer). In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code sections 414(b), (c), (m) and (o) shall be treated as separate employers; and

        (iv) A "one percent (1%) owner" of an Employer having compensation from an Employer of more than one hundred fifty thousand dollars ($150,000). "One percent (1%) owners" means any person who owns (or is considered as owning within the meaning of Code section 318 as modified by Code section 416(i)(1)(B)(iii)(I)) more than one percent (1%) of the outstanding stock of an Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of an Employer (if an Employer is not a corporation, any person who owns more than one percent (1%) of the capital or profits interest in the Employer). In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code sections 414(b), (c), (m) and (o) shall be treated as separate employers. However, in determining whether an individual has compensation of more than one hundred fifty thousand dollars ($150,000), compensation from the Employers required to be aggregated under Code sections 414(b), (c), (m) and (o) shall be taken into account.

               The term Key Employee as of any Determination Date shall be applied to any Participant, former Participant or retired Participant (or his spouse or Beneficiary) who was a Key Employee during the Plan Year (ending with such Determination
               Date) or in any of the four (4) immediately preceding Plan Years (the "testing period").

     The term "compensation" as used above in this paragraph (1) shall have the same meaning as in Code Section 414(q)(7).

                                   Page XII-2

================================================================================

     Any Employee who is not a key Employee is a nonkey Employee.

          (2) For purposes of this Section, if a former Employee has not performed any services for the Employer at any time during the five (5) Plan Years immediately preceding the current
               Plan Year, any account balance remaining hereunder for such former Employee shall not be taken into account. Also, any account balance attributable to deductible employee contributions (under Code Section 219) or attributable to a rollover initiated by an Employee from the plan of an employer that is not an Affiliated Employer shall not be taken into account under this Section.

          (3) The value of any account balance shall be determined as of the most recent Valuation Date within the preceding Plan Year, except that in the first Plan Year hereunder such account balance shall be determined as of the most recent Valuation Date within such first Plan Year. Such value shall include any contributions allocable as of such date.

          (4) The value of any account balance shall be increased to include any payment thereof made hereunder prior to the Valuation Date as of which such value is being determined, provided any such payment was made within the five (5) Plan Years immediately preceding the current Plan Year. If an account balance has been fully paid out prior to such Valuation Date, but within the five (5) Plan Years immediately preceding the current Plan Year, the amount thereof shall be taken into account, except that such amount shall not be taken into account hereunder if the paid out amount was either (i) rolled over or transferred to another plan of the Employer or Affiliated Employer or (ii) rolled over or transferred to any other plan but not at the direction of the Employee who had accrued such account.

          (5) If an Employee or former Employee for whom an account balance was maintained hereunder died prior to such Valuation Date, the value, if any, taken into account hereunder with respect to such individual shall include the sum of any payments made to him prior to such Valuation Date and within the five (5) Plan Years immediately preceding the current Plan Year, together with the amount, as of such Valuation Date, of any remaining account balance payable hereunder to the Beneficiary of such individual plus the sum of any payments made to such Beneficiary hereunder prior to such Valuation Date and within the five (5) Plan Years immediately preceding the current Plan Year.

          (6) If an Employee or former Employee (whether or not deceased) with respect to whom an account balance would be taken into account, as described above, was previously a key Employee,

                                   Page XII-3
================================================================================


               but as of the last day of the immediately preceding Plan Year was no longer a key Employee, then no account balance or payments thereof with respect to him or his Beneficiary shall be taken into account in making the top-heavy determinations described in this Section.

          (7) The top-heavy status of this Plan, including the identification of key Employees, will be determined as of each Plan Year's determination date, which shall be (i) as to the first Plan Year, the last day of such year and (ii) as to each subsequent Plan Year, the last day of the immediately preceding Plan Year.

b. Aggregation With Other Plans: The aggregation of this Plan with other plans for purposes of determining top-heavy status shall be in accordance with the following:

          (1) Required Aggregation: If a key Employee under this Plan also participates in another plan of the Employer or Affiliated Employer which is qualified under Code Section 401(a) or which is a simplified employee pension plan under Code
               Section 408(k), or if this Plan and another plan must be aggregated so that either this Plan or the other plan will meet the antidiscrimination and coverage requirements of Code
               Section 401(a)(4) or 410, then this Plan and any such other plan will be aggregated for purposes of determining top heaviness. This Plan will automatically be deemed top-heavy if such required aggregation of plans is top-heavy as a group and will automatically be deemed not top-heavy if such required aggregate of plans is not top-heavy as a group.

          (2) Permissive Aggregation: Any other plan of the Employer or Affiliated Employer which is qualified under Code Section 401(a) or which is a simplified employee pension plan under Code Section 408(k), and which is not in the required aggregation referenced in (1) above, may be aggregated with this Plan (and with any other plan(s) in the required aggregation group in (1) above) for purposes of determining top heaviness if such aggregation would continue to meet the antidiscrimination and coverage requirements of Code Sections 401(a)(4) and 410. This Plan will automatically be deemed not top-heavy if such permissive aggregation of plans is not top-heavy as a group.

          (3) Determining Aggregate Top-Heavy Status: The top-heavy status of the plans as a group is determined by aggregating the plans' respective top-heavy determinations that are made as of determination dates that fall within the same calendar year.

c.   Effects Of Top-Heaviness

                                   Page XII-4

================================================================================

     If this Plan becomes top-heavy, the following special provisions shall apply except (i) in the case of an Employee hereunder who is also covered by another top-heavy qualified defined contribution plan of an Affiliated Employer, the top-heavy minimum allocation in (1) below shall not apply if the top-heavy minimum allocation under such other plan is applied to such Employee thereunder, and (ii) in the case of an Employee hereunder who is also covered by a top-heavy qualified defined benefit plan of an Affiliated Employer, the top-heavy minimum allocation in (1) below shall not apply if the top-heavy minimum benefit under such other plan is applied to such Employee thereunder, but if such top-heavy minimum benefit is not applied to such Employee, then the top-heavy minimum allocation in (2) below shall be applied except that the percentage shall be five percent (5%).

          (1) Minimum Allocation: If any Employee is covered under this Plan during any Plan Year when the Plan is top-heavy, he shall, during such Plan Year, receive an allocated Employer contribution (other than an elective contribution under Code Section 401(k)) at least equal to a percentage of his considered compensation (defined below) for such Plan Year, which percentage shall be the lesser of:
                    (i) three percent (3%), and

                    (ii) the actual percentage that the allocation of Employer contributions and forfeitures, including elective contributions under Code Section 401(k), received for such Plan Year by the key Employee receiving the largest such allocation, represented as a percentage of such key Employee's considered compensation (defined below).

               An Employee's considered compensation is the amount of compensation he received from the Employer for such Plan Year (not in excess of the dollar limitation in Section 1.2(f) hereof) reportable on income tax Form W-2 or its equivalent.

                                   Page XII-5

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          (2)  Adjustments To Code Section 415 Limits:  If this Plan is top-
               heavy during any Plan Year, the combined plan limitations of Code Section 415, as described in Section 8.1 hereof, shall be applied for such Plan Year by substituting "One Hundred Percent (100%)" for "One Hundred Twenty-Five Percent (125%)" wherever the latter term appears in said Section 8.1 hereof.

                                   Page XII-6

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                                  ARTICLE XIII

                                 Administration


     13.1 Appointment Of Committee: The Corporation shall appoint a Committee consisting of at least three (3) persons who shall be responsible for the administration of this Plan. All action taken by the Committee shall be deemed actions taken by the Corporation and the Corporation shall, alone, have fiduciary responsibility in connection with such actions, except with respect to willful misconduct or gross negligence. All usual and reasonable expenses of the Committee may be paid in whole or in part by the Corporation, and any expenses not paid by the Corporation shall be paid by the Trustee out of the principal or income of the Trust. The members of the Committee shall not receive compensation with respect to their services for the Committee. The members of the Committee shall serve without bond or security for the performance of their duties hereunder unless the applicable law makes the furnishing of such bond or security mandatory or unless required by the Corporation. The Corporation may pay the premiums on any bond secured under this Section including the purchase of fiduciary liability insurance for any person who becomes a fiduciary under this Plan.

     13.2 Committee Powers And Duties: The Committee shall have such powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the following powers and duties:

          a. to construe and interpret the Plan, decide all questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder;


          b. to prescribe rules for the operation of the Plan, including procedures to be followed to obtain benefits and to appeal any unfavorable Committee determinations, as described in Section 13.3 hereof;

                                   Page XIII-1

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          c.   to receive from the Employer and from Employees such
     information as shall be necessary for the proper administration of the Plan;

          d. to employ an independent qualified public accountant to examine the books, records, and any financial statements and schedules which are required to be included in the annual report;

          e. to file with the appropriate government agency (or agencies) the annual report, plan description, summary plan description, and other pertinent documents which may be duly requested;

          f. to file such terminal and supplementary reports as may be necessary in the event of the termination of the Plan;

          g. to furnish each Employee and each Beneficiary receiving benefits hereunder a summary plan description explaining the Plan;

          h. to furnish any Employee or Beneficiary, who requests in writing, statements indicating such Employee's or Beneficiary's total account balances and nonforfeitable benefits, if any;

          i. to furnish to an Employee a statement containing information contained in a registration statement required by Section 6057(a)(2) of the Code prior to the time prescribed by law to file such registration if such statement contains information regarding the Employee;

          j. to maintain all records necessary for verification of information required to be filed with the appropriate government agency (or agencies);

          k. to report to the Trustee all available information regarding the amount of benefits payable to each Employee, the computations with respect to the allocation of assets, and any other information which the Trustee may require in order to terminate the Plan;

          l. to delegate to one or more of the members of the Committee the right to act in its behalf in all matters connected with the administration of the Plan and Trust;

          m. to delegate to any individual(s) such of the above powers and duties as the Committee deems appropriate; and

          n. to appoint or employ for the Plan any agents it deems advisable, including, but not limited to, legal counsel.

                                   Page XIII-2

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     The Committee shall have no power to add to, subtract from or modify any of the terms of the Plan, nor to change or add to any benefits provided by the Plan, nor to waive or fail to apply any requirements of eligibility for benefits under the Plan. All rules and decisions of the Committee shall be uniformly and consistently applied to all Employees in similar circumstances.

     A majority of the members of the Committee shall constitute a quorum for the transaction of business. No action shall be taken except upon a majority vote of the Committee members. An individual shall not vote or decide upon any matter relating solely to himself or vote in any case in which his individual right or claim to any benefit under the Plan is particularly involved. If, in any case in which a Committee member is so disqualified to act, and the remaining members cannot agree, the Board of Directors of the Corporation will appoint a temporary substitute member to exercise all the powers of the disqualified member concerning the matter in which he is disqualified.

     13.3 Claims Procedure: The Committee may prescribe procedures for obtaining benefits and is required to provide a notice in writing to any person whose claim for benefits under this Plan has been denied, setting forth (1) the specific reasons for such denial, (2) the specific reference to pertinent Plan provisions on which the denial is based, (3) a description of any additional material or information necessary to the claimant to perfect the claim and an explanation of why such material or information is necessary, and (4) an explanation of the Plan's claim review procedure as described below, including the name and address of the party to whom an appeal should be sent.

     A claimant has the right to appeal a denial of claim by written application to the Committee within sixty (60) days of notice of denial or, if no such notice has been given, at the end of the expiration of a reasonable period of time after the claim was filed. The claimant, or a duly authorized

                                   Page XIII-3

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representative, may review pertinent documents and may submit issues and comments in writing to the Committee.

     After the Committee reviews the claims appeal, a final decision shall be made and communicated to the claimant within sixty (60) days of receipt of the appeal by the Committee, unless special circumstances require an extension.
Such extension cannot extend beyond one hundred twenty (120) days after receipt of the appeal by the Committee. The communication shall be set forth in writing in a manner calculated to be understood by the claimant and shall identify the reasons for the denial and shall reference any pertinent Plan provisions upon which the denial is based.

     13.4 Committee Procedures: The Committee shall adopt such bylaws as it deems desirable. The Committee shall elect one of its members as chairman and shall elect a secretary who may, but need not, be a member of the Committee. The Committee shall advise the Trustee of such elections in writing. The Secretary of the Committee shall keep a record of all meetings and forward all necessary communications to the Trustee.

     13.5 Authorization Of Benefit Payments: The Committee shall issue directions to the Trustee concerning all benefits which are to be paid from the Trust Fund pursuant to the provisions of the Plan. The Committee shall keep on file, in such manner, as it may deem convenient or proper, all reports from the Trustee.

       13.6 Payment Of Expenses: All expenses incident to the administration, termination or protection of the Plan and Trust, including but not limited to, actuarial, legal, accounting, and Trustee's fees, shall be paid by the Employer, or if not paid by the Employer, shall be paid by the Trustee from the Trust Fund and, until paid, shall constitute a first and prior claim and lien against the

                                   Page XIII-4

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Trust Fund.  Any expenses paid by the Corporation may be subject to reimbursement by Employers for their proportionate shares.

     13.7 Unclaimed Benefits: During the time when a benefit hereunder is payable to any distributee, the Committee, upon request by the Trustee, or at its own instance, shall mail by registered or certified mail to such distributee, at his last known address, a written demand for his then address, or for satisfactory evidence of his continued life, or both. If such information is not furnished to the Committee within one year from the mailing of such demand, then the Committee may, in its sole discretion, after the proper statutory period, allow such unclaimed benefits to escheat to the proper governmental unit under the applicable escheat law.

     13.8 Indemnity: The Employer indemnifies and saves harmless any member of the Board of Directors of the Employer and any Employee of the Employer from and against any and all loss resulting from liability to which any such person may be subjected by reason of any conduct (except willful or reckless misconduct) in a fiduciary capacity under this Plan or Trust, or both, including all expenses reasonably incurred in such person's defense, in case the Employer fails to provide such defense. The indemnification provisions of this Section shall not relieve any such person of any liability he may have under ERISA for breach of a fiduciary duty.

                                   Page XIII-5

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                                   ARTICLE XIV

                                   Trust Fund


     14.1 Establishment Of Trust Fund: A Trust Fund shall be established for the purpose of receiving contributions, and paying benefits, under this Plan. A Trustee (or Trustees) shall be appointed under the terms of a trust agreement to administer the Trust Fund in accordance with the terms of such trust agreement.

     14.2 Payment Of Contributions To Trust Fund: All contributions under this Plan shall be paid to the Trustee and shall be held, invested and reinvested by the Trustee in accordance with the terms of the trust agreement. All property and funds of the Trust Fund, including income from investments and from all other sources, shall be retained for the exclusive benefit of Employees, as provided in the Plan, and shall be used to pay benefits to Employees or their beneficiaries, or to pay expenses of administration of the Plan and Trust Fund, except as provided in Section 18.4 hereof.

     14.3 Bonding Of Trustee: No Trustee shall be required to furnish any bond or security for the performance of its powers and duties hereunder unless the applicable law makes the furnishing of such bond or security mandatory, in which event the Corporation shall pay the premium on any bond secured hereunder.

                                   Page XIV-1

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                                   ARTICLE XV

                             Adoption And Withdrawal
                             By Other Organizations


      15.1 Procedure For Adoption: Any corporation or other organization with employees, now in existence or hereafter formed or acquired, which is not already an Employer under this Plan and which is otherwise legally eligible, may, in the future, with the consent and approval of the Corporation, by formal resolution of its own board or governing authority, adopt the Plan hereby created and the related Trust, for all or any classification of persons in its employment, and thereby, from and after the specified effective date become an Employer under this Plan. Such adoption shall be effectuated by and evidenced by a formal designation resolution of the Corporation, and by such formal resolution of the adopting organization consented to by the Corporation. The adoption resolution may contain such specific changes and variations in Plan or Trust terms and provisions applicable to such adopting Employer and its Employees, as may be acceptable to the Corporation and the Trustee. However, the sole, exclusive right of any other amendment of whatever kind or extent, to the Plan or Trust is reserved by the Corporation. The adoption resolution shall become, as to such adopting organization and its employees, a part of this Plan, as then amended or thereafter amended, and the related Trust. It shall not be necessary for the adopting organization to sign or execute the original or the amended Plan and Trust documents. The effective date of the Plan for any such adopting organization shall be that stated in the resolution of adoption, and from and after such effective date such adopting organization shall assume all the rights, obligations and liabilities of an individual Employer entity hereunder and under the Trust. The administrative powers and control of the Corporation, as provided in the Plan and Trust, including the sole right to

                                    Page XV-1

================================================================================

amendment, and of appointment and removal of the Committee and the Trustee and their successors, shall not be diminished by reason of the participation of any such adopting organization in the Plan and Trust.

     15.2 Withdrawal: Any participating Employer by action of its Board of Directors or other governing authority and notice to the Corporation and Trustee, may withdraw from the Plan and Trust at any time without affecting other Employers not withdrawing, by complying with the provisions of the Plan and Trust. A withdrawing Employer may arrange for the continuation by itself or its successor, of this Plan and Trust in separate form for its own Employees, with such amendments, if any, as it may deem proper, and may arrange for continuation of the Plan and Trust by merger with an existing plan and trust, and transfer of Trust assets. The Corporation may, in its absolute discretion, terminate an adopting Employer's participation at any time when in its judgment such adopting Employer fails or refuses to discharge its obligations under the Plan.

                                    Page XV-2

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                                   ARTICLE XVI

                                   Amendments


     16.1 Right To Amend: The Board of Directors of the Corporation (or other body duly authorized by such Board) reserves the right to make from time to time any amendment or amendments to this Plan which do not permit reversion of any part of the Trust Fund to the Employers except as provided in Section 18.4 and which do not cause any part of the Trust Fund to be used for, or diverted to, any purpose other than the exclusive benefit of Employees included in this Plan and their Beneficiaries, other than with respect to allowances of expenses of administration as provided herein, and which do not, directly or indirectly, reduce any Member's account balance unless such amendment is required in order to maintain the Plan's qualified status under Code Section 401(a).

     The participation in the Plan by other Employers shall not limit the power reserved to the Corporation to amend the Plan as set out in this Article XV. Each such amendment shall be binding on all Employers to the extent accepted by them. Acceptance of each such Employer shall be presumed, but each such Employer may, as provided in Section 13.2 hereof, withdraw from participation.

     16.2 Amendment to Vesting Provision: Although the Employer reserves the right to amend the vesting provision in Section 16.1 hereof at any time, the Employer shall not amend the vesting provision (and no amendment shall be effective) if the amendment would reduce the nonforfeitable percentage of any Member's Accounts (determined as of the later of the date the Employer adopts the amendment, or the date the amendment becomes effective) to a percentage less than the nonforfeitable percentage computed under the Plan without regard to the amendment.

                                   Page XVI-1

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     In the event the vesting provision of the Plan is amended, any Member who has completed three (3) Years of Service, will automatically have the vested percentage of his Accounts determined under Section 6.1 hereof, computed under the Plan without regard to such amendment.

                                   Page XVI-2

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                                  ARTICLE XVII

                           Withdrawal And Termination


     17.1 Employer Withdrawal: An Employer may at any time, by adoption of a resolution, withdraw from the Plan with respect to any or all of the Employees employed by said Employer.

     Upon an Employer's liquidation, bankruptcy, insolvency, sale, consolidation, or merger to or with another organization which is not an Employer hereunder, or upon an adjudication or other official determination of a court of competent jurisdiction or other public authority pursuant to which a conservator, receiver, or other legal custodian is appointed for the purpose of operation or liquidation of an Employer, such Employer (or its successor) will automatically be withdrawn from this Plan with respect to all of its Employees, unless the Corporation and such Employer (or its successor) agree to its continued participation hereunder.

     Any such withdrawal of an Employer from this Plan will be carried out in a manner intended to meet the requirements of Section 401(a) of the Internal Revenue Code. The Corporation may require that an advance determination letter be obtained from the Internal Revenue Service approving the terms of any such withdrawal.

     Upon the consolidation or merger of two (2) or more of the Employers under this Plan with each other, no such withdrawal will occur, but the surviving Employer or organization shall succeed to all the rights and duties under the plan and trust of the Employers involved.

     17.2 Transfers Of Plan Assets And Plan Mergers: The Plan and Trust shall not be merged or consolidated with, nor shall any Plan assets or liabilities be transferred to, any other plan, unless either (i) each Participant in the Plan (if the Plan then terminated) receives a benefit immediately after such merger,

                                   Page XVII-1

================================================================================

consolidation, or transfer, which is equal to or greater than the benefit he would have been entitled to receive immediately before such merger, consolidation, or transfer (if the Plan had then terminated) or (ii) the conditions in (i) are deemed to be met due to compliance with the procedures set forth in Treasury Regulation 1.414(1)-1 regarding plan mergers and transfers.

     17.3 Plan Termination: The Corporation may at any time, by adoption of a resolution, terminate this Plan with respect to itself and all other Employers hereunder. This Plan shall automatically terminate if all Employers cease to exist and no successor continues the Plan.

     A partial termination of this Plan will occur if required under the qualification requirements of Section 401(a) of the Code.

     17.4 Distribution on Termination: Upon termination, or partial termination, of the Plan, the proportionate interests of the affected Members and their Beneficiaries shall be distributed after provision is made for the expenses of administration, and termination, except that no PAYSOP Account contribution may be distributed until such contribution has been held in the Plan (including the Previous Plan) for at least 84 months. Notwithstanding the above, no in-service withdrawal from the Salary Deferral Account shall be allowed, except as provided for in Section 10.1(c) hereof, if the Employer maintains or establishes another Defined Contribution plan.

                                   Page XVII-2

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                                  ARTICLE XVIII

                               General Provisions


     18.1 Nonguarantee Of Employment: Nothing contained in this Plan shall be construed as a contract of employment between an Employer and Employee, or as a right of any Employee to be continued in the employment of an Employer, or as a limitation of the right of an Employer to discharge any of its Employees, with or without cause.

     18.2 Manner Of Payment: Wherever and whenever it is herein provided for payments or distributions to be made, whether in money or otherwise, said payments or distributions shall be made directly into the hands of the Member, his Beneficiary, his administrator, executor or guardian, as the case may be. Deposit to the credit of a Member in any bank or trust company selected by a Member or Beneficiary hereunder shall be deemed payment into his hands, and provided further, that in the event any person otherwise entitled to receive any payment or distribution shall be a minor or an incompetent, such payment or distribution may be made to his guardian or other person as may be determined by the Committee.

     18.3 Nonalienation Of Benefits: Benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, prior to being received by the person entitled to the benefit under the terms of the Plan. Any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void. The Trust Fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any person entitled to benefits hereunder.

                                  Page XVIII-1

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None of the unpaid Plan benefits or Trust assets shall be considered an asset of the Member in the event of his insolvency or bankruptcy.

     Notwithstanding the foregoing, the Committee may approve payment to an alternate payee based upon any "qualified domestic relations order" as defined in Code Section 414(p), and such payment shall not be deemed a prohibited alienation of benefits.

     18.4 Amounts Returnable To An Employer: In no event shall an Employer receive any amounts from the Trust, except such amounts, if any, as set forth below:

          a. In the event of a contribution made by an Employer by a mistake of fact, such contribution may be returned to such Employer within one year after payment thereof.

          b. If an Employer's determination letter issued by the District Director of Internal Revenue is an initial determination letter as to such Employer and is to the effect that the Plan and Trust herein set forth or as amended prior to the receipt of such letter do not meet the applicable requirements of the Internal Revenue Code of 1986, such Employer shall be entitled at its option to withdraw, within one year of the receipt of such letter, all contributions made on and after its effective date, in which event the Plan and Trust shall then terminate as to such Employer and all rights of the Employees shall be those as if the Plan had never been adopted.

          c. Each contribution hereunder is conditioned upon the deductibility of such contribution under Section 404 of the Code and shall be returned to an Employer within one year if such deduction is disallowed (to the extent of the disallowance).

          d. The maximum amount that may be returned to the employer in the case of mistake of fact or the disallowance of a deduction is the excess of (1) the amount contributed, over, as relevant, (2) (A) the amount that would have been contributed had no mistake of fact occurred, or (B) the amount that would have been contributed had the contribution been limited to the amount that is deductible after any disallowance by the Internal Revenue Service. Earnings attributable to the excess contribution may not be returned to the employer, but losses attributable thereto must reduce the amount to be so returned. Furthermore, if the withdrawal of the amount attributable to the mistaken or nondeductible contribution would cause the balance of the individual account of any participant to be reduced to less than the balance which would have been in the account had the mistake or

                                  Page XVIII-2

================================================================================

     nondeductible amount not been contributed, then the amount to be returned to the employer must be limited so as to avoid such reduction.

     18.5 Governing Law: This Plan and each of its provisions shall be construed and their validity determined by the application of the laws of the State of Texas, except to the extent such law is preempted by Federal statute.

                                  Page XVIII-3

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     IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing instrument comprising Justin Industries, Inc. Employee Stock Ownership Plan (As Restated January 1, 1989), JUSTIN INDUSTRIES, INC., the Corporation, has caused its corporate seal to be affixed hereto and these presents to be duly executed in its name and behalf by its proper officers thereunto authorized this 14th day of December, 1994.

ATTEST:                                 JUSTIN INDUSTRIES, INC.


/S/ Jon M. Bennett                      By:  /S/ J. T. Dickenson
      Secretary                         Name:   J. T. Dickenson
                                        Title:  President


(CORPORATE SEAL)